UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

RIGETTI COMPUTING, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40140	88-0950636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

775 Heinz Avenue Berkeley, California	94710
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 210-5550

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RGTI	The Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	RGTIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Rigetti Computing, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on June 15, 2023. The final results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are set forth below. These proposals are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2023.

Proposal 1. Election of Directors.

The Company’s stockholders elected the three persons listed below as Class I Directors, each to serve until the Company’s 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal. The final voting results are as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Subodh Kulkarni	64,078,482	424,281	17,896,293
Ray Johnson	62,854,188	1,648,575	17,896,293
H. Gail Sandford	56,012,993	8,489,770	17,896,293

Proposal 2. Approval of an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of shares of the Company’s common stock at a ratio of 1-for-10.

The Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio of 1-for-10. The Company’s Board of Directors may, in its discretion, effect and implement the reverse stock split at any time prior to the Company’s 2024 annual meeting of stockholders or may, in its discretion, determine not to effect the reverse stock split. The voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
77,340,206	4,910,206	148,644	—

Proposal 3. Ratification of the Selection of Independent Registered Public Accounting Firm.

The Company’s stockholders ratified the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
81,471,283	767,509	160,264	—

Proposal 4. Approval of the Authorization to Adjourn the Annual Meeting.

The Company’s stockholders approved the authorization to adjourn the Annual Meeting, if necessary, to solicit additional proxies if there were not sufficient votes in favor of Proposal 2. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
78,789,627	3,245,248	364,181	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGETTI COMPUTING, INC.

Date: June 21, 2023	By:	/s/ Jeffrey A. Bertelsen
Jeffrey A. Bertelsen
Chief Financial Officer